SCHEDULE 2.8

            Matters Relating to the Guarantee and Exchange Agreement


                           Article 1 - INTERPRETATION
                          -----------------------------

1.1  Definitions

In this Schedule 2.8, the following expressions shall have the following meanings, namely:

(a)  "Common   Shares"   means  common  shares  in  the  capital  stock  of  the
     Corporation, as the same are constituted on the Closing Date;

(b)  "Conversion Price" means $1.80 (U.S.) per Common Share;

(c)  "Event of Default" has any meaning  ascribed thereto in Section 3.5 of this
     Schedule 2.8;

(d)  "Interest"  means all amounts of Interest owed or owing on any indebtedness
     owed   by  the   Secured   Corporations   pursuant   to  the   Indebtedness
     Documentation;

(e) "Maturity Date" means the first anniversary of the Closing Date and being the date upon which all amounts owing to the Vendor pursuant to the Indebtedness Documentation are due and payable to the Vendor by the Secured Corporations ;

(f) "Principal" means the aggregate of $12,000,000 in lawful money of United States of America owed by the Secured Corporations to the Vendor pursuant to the Indebtedness Documentation;

(g) "Secured Assets" means any of the assets in respect of which the Vendor shall receive security over for the obligations under the Indebtedness Documentation and the obligations of the Corporation and the Purchaser under the Guarantee and Exchange Agreement and the Share Purchase Agreement;

(h) "Secured Corporations" means Windjammer Holdings Limited, Elgin Holdings Limited, Windjammer Landing Company St. Lucia (1992) Limited and Windjammer Landing Company Limited; and

(i) "Share Purchase Agreement" means that Share and Asset Purchase Agreement among the Vendor, the Purchaser and the Corporation, and to which this
     Schedule 2.8 is attached.

1.2 Capitalized Terms. Capitalized terms used in this Schedule 2.8 which are not defined above shall have the respective meanings attributed thereto in the Share Purchase Agreement.

                         Article 2- EXCHANGE/CONVERSION
                        --------------------------------

2.1  Exchange by the Vendor
     ----------------------
     At any time prior to the Maturity Date and from time to time, at the option of the Vendor, the Vendor shall have the right to require the Corporation to pay and satisfy any portion of the Principal and Interest owing under the Indebtedness Documentation by issuing to the Vendor Common Shares on the basis of one (1) Common Share for every $1.80 of Principal and Interest to be repaid. Should the Vendor desire to have all or any portion of the Principal or Interest exchanged for Common Shares, the Vendor shall be required to: deliver to the Corporation at its principal offices at [*], a completed exchange notice (an "Exchange Notice"), in the form of exchange notice attached hereto as Schedule A, duly executed by the Vendor; and, an acknowledgement to the Corporation to the effect that the obligations owing under the Indebtedness Documentation are reduced by the amount of Principal and Interest exchanged for Common Shares in the manner aforesaid. The Vendor shall be deemed to become the holder of the Common Shares which are the subject of an Exchange Notice, on the date on which a duly executed Exchange Notice is received by the Corporation at the address specified above, provided such date is Business Day (the "Exchange Date"). The Corporation shall, as soon as practical thereafter (but in any event within three (3) Business Days), deliver to the Vendor a certificate for the Common Shares which the Vendor is entitled to receive in accordance with
     Article 2 of this Schedule 2.8.

2.2  Conversion by the Corporation
     -----------------------------
     Provided the conditions set out below in this Section 2.2 have been satisfied, the Corporation shall, upon written notice to be received ten
     (10) days prior to the Maturity Date, have the right to require the Vendor to convert any part of the Principal and Interest into Common Shares on the basis of one (1) Common Share for every $1.80 of Principal and Interest to be converted. Any amount of the Principal and Interest not so converted shall be payable upon the Maturity Date. The conditions which must be satisfied prior to the Corporation being entitled to exercise its rights under this Section 2.2 are as follows:

     (a) during the period from the Closing Date to the Maturity Date (the "Condition Period"), the closing bid price of the Corporation's Common Shares, as published on the National Association of Security Dealers Automated Securities Systems ("NASDASS") has for a period of thirty
          (30) consecutive trading days been equal to or greater than $3.00 (U.S.) per share;

     (b) the arithmetic weighted average closing price of the Common Shares as published on NASDASS for the forty-five (45) day period immediately prior to the Maturity Date is not less than $1.80 (U.S.) per share;

     (c) all Common Shares issuable on the conversion of the Principal and Interest shall have been registered pursuant to the Securities Act of 1933, as provided for in Section 3.1 hereof, and will, on issuance, be freely tradable in the United States of America and all necessary regulatory authorizations and approvals with respect thereto shall have been obtained;

     (d) at no time during the Condition Period will the Common Shares have been delisted or removed from trading from NASDASS, nor shall there have been any other regulatory orders made against the Corporation which would have a negative impact on the ability for a liquid market to exist with respect to the Common Shares; and

     (e) at all times during the Condition Period and at the Maturity Date, the Corporation shall have owned and continues to own, beneficially and of record, at least ninety percent (90%) of each class of the issued and outstanding shares in the capital stock of the Purchaser and, indirectly, through the Purchaser, all of the issued and outstanding shares of the Secured Corporations and no agreements or commitments relating to the alienation or disposition of such interests shall have been entered into.

     The Vendor shall be deemed to become a holder of Common Shares issuable upon a conversion pursuant to the provisions of this Section 2.2 on the Maturity Date. Any of the Principal and Interest not converted in accordance with the foregoing shall be payable in full on the Maturity Date. Following any conversion of all or any portion of the Principal and Interest in accordance with the terms of this Section 2.2 and the payment, in full, of any of the remaining Principal and Interest which may be payable on the Maturity Date, the Vendor shall be required to execute all such documentation as may be reasonably necessary to reflect the full payment and satisfaction of the Principal and Interest, although the timing of the execution of any such documentation shall in no way effect the determination of the date upon which the Vendor becomes the holder of Common Shares as provided for above. As soon as practicable following a conversion contemplated by this Section 2.2, but in any event within three
     (3) Business Days, the Corporation shall deliver to the Vendor a certificate for the Common Shares issuable upon the conversion referred to in this Section 2.2.

2.3  Payment of Taxes
     ----------------
     The Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Common Shares or other securities or property any exchange or conversion contemplated by this Article 2, in a name other than that of the Vendor (or in street name), and the Corporation shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Vendor or the custodian in whose street name such shares are to be held for the Vendor's account) requesting the issuance thereof shall have established to the satisfaction of the Corporation, acting reasonably, that such tax has been paid.

2.4  Anti-dilution
     -------------
     If at any time after the Closing Date the Corporation shall subdivide its Common Shares into a greater number of Common Shares or shall issue in exchange for such Common Shares a greater number of Common Shares, then in such case from and after the effective date of such subdivision or exchange of Common Shares the exchange/conversion rate referred to in Sections 2.1 and 2.2 above shall be increased in proportion to the increase in the number of outstanding Common Shares resulting from such subdivision or exchange at any time after the date hereof. If the Corporation shall reduce the number of Common Shares by combination or consolidation of Common Shares or shall issue in exchange for its outstanding Common Shares a smaller number of Common Shares, then in each case from and after the effective date of such combination, consolidation or exchange or shares the exchange/conversion rate referred to in Sections 2.1 and 2.2 above shall be decreased in proportion to the decrease in the number of outstanding Common Shares resulting from such combination consolidation or exchange of shares. The adjustments referred to this Section 2.4 shall be made each time the Corporation undertakes a sub-division, exchange combination or consolidation of its Common Shares.

2.5  Corporate Changes
     -----------------
     If the Corporation shall be a party to: any reclassification of its shares; any capital reorganization; or any consolidation, merger or amalgamation of the Corporation with or into any other corporation or body corporate, including by way of sale, whereby all or substantially all of the Corporation's undertaking and assets would become the property of any other corporation, any of which is herein called a "Capital Reorganization", the Vendor, provided it has not exercised the right of exchange provided for in
     Section  2.1  above   prior  to  the   effective   date  of  such   Capital
     Reorganization, shall be entitled to receive, upon an exchange or conversion pursuant to Sections 2.1 or 2.2 above, as applicable, at any time on the effective date of such Capital Reorganization or thereafter, in lieu of the number of Common Shares to which it was theretofore entitled upon exchange, the aggregate number of shares or other securities or property of the Corporation resulting from or acquired under the Capital Reorganization that the Vendor would have been entitled to receive as a result of such Capital Reorganization as if, on the effective date thereof, the Vendor had been the registered holder of the number of Common Shares to which it was theretofore entitled upon an exchange under this Article 2, with the appropriate adjustments to the Conversion Price. Nothing contained in this Section 2.5 shall be construed as providing the Corporation with the ability to undertake a Capital Reorganization without the prior written consent of the Vendor. Furthermore, in the event the Vendor consents to one or more Capital Reorganizations, the adjustments provided for in this
     Section 2.5 shall be made each time the Corporation undertakes a Capital Reorganization.

                     Article 3 - COVENANTS AND OTHER MATTERS
                     ----------------------------------------

3.1  Registration Statement
     ----------------------
     Forthwith following execution of the Share Purchase Agreement, but in any event within forty-five (45) days of the date of the Share Purchase Agreement, the Corporation shall, at its expense, cause a registration statement to be filed pursuant to the Securities Act of 1933 to register all of the Common Shares issuable pursuant to the terms of Article 2 of this Schedule 2.8 and the terms of the Guarantee and Exchange Agreement.

3.2  Nature of Guarantee
     -------------------
     The Guarantee and Exchange Agreement will provide that the Corporation and the Purchaser absolutely, unconditionally, jointly and severally guarantee to the Vendor the punctual payment in full of all Principal, Interest and costs owed to the Vendor under the Indebtedness Documentation and the due performance and observance by the respective Secured Corporation of all terms and conditions contained in the Indebtedness Documentation, and the Corporation and the Purchaser shall, jointly and severally, indemnify the Vendor against any loss that may result to the Vendor from the Principal and Interest owing under the Indebtedness Documentation not being repaid to the Vendor in accordance with the terms of the Indebtedness Documentation and the Share Purchase Agreement. Furthermore, the Corporation and the Purchaser shall be jointly and severally liable as principal debtors until all covenants contained in the Indebtedness Documentation have been performed, despite any release in whole or in part of any security given in respect of the Indebtedness Documentation (or as contemplated by the Share Purchase Agreement) or the Guarantee and Exchange Agreement, or the granting of time or other indulgences to any of the Secured Corporation who are a party to the Indebtedness Documentation, and despite any change in the name, objects or members of the Secured Corporations or the Vendor, or the amalgamation of the Secured Corporations, the Corporation, the Purchaser or the Vendor with any other corporation. The Vendor shall be at liberty to act as though the Corporation or the Purchaser were liable as principal debtors under the Indebtedness Documentation and the Corporation and the Purchaser hereby waive any and all rights they might have as a surety, whether at law, in equity or otherwise, that are inconsistent with the foregoing. In addition, the Corporation and the Purchaser shall waive any demand and any right of subrogation to any of the Vendor's security granted pursuant to the Indebtedness Documentation or any other rights against the Secured Corporations pursuant to the Indebtedness Documentation, unless and until the Vendor is paid in full all amounts owed pursuant to the Indebtedness Documentation, and the Corporation and the Purchaser shall further waive any defence available to them as guarantors at law or in equity. The Vendor shall not be bound to exhaust its recourses against the respective Secured Corporations or other persons, nor to realize on any security held pursuant to the Indebtedness Documentation, nor notify either the Corporation or the Purchaser of any act or event of default under the Indebtedness Documentation, before requiring the Corporation and/or the Purchaser to perform their obligations under the Guarantee and Exchange Agreement.

3.3  Additional Covenants of the Corporation and the Purchaser
     ---------------------------------------------------------
     So long as any indebtedness is owing to the Vendor pursuant to the Indebtedness Documentation and until all moneys owing thereunder are paid in full:

(a)  To Pay Principal and Interest:
     -----------------------------
     The Corporation and the Purchaser will duly and punctually cause to be paid the Principal and Interest in accordance with the terms and conditions of the Indebtedness Documentation, the Guarantee and Exchange Agreement and the Share Purchase Agreement.

(b)  To Pay Costs:
     ------------
     The Corporation and the Purchaser, jointly and severally, agree to pay all reasonable costs, charges and expenses of or incurred by the Vendor: (i) in any proceedings taken in enforcing the remedies provided for herein, in the Share Purchase Agreement or otherwise in relation to the Indebtedness
     Documentation; and, (ii) of any receiver with respect to, and all expenditures made by the Vendor or any receiver in the course of, doing anything permitted to be done by the Vendor or such receiver. All such costs and expenses and other monies payable under the Indebtedness Documentation, together with interest thereon at the rate applicable to the Principal, shall be payable on demand. Without limiting the generality of the foregoing, such costs shall extend to and include any legal costs reasonably incurred by or on behalf of the Vendor or receiver as between solicitor and his own client.

(c)  To Pay Certain Debts:
     --------------------
     The Corporation and the Purchaser shall punctually pay and discharge, or cause to be paid and discharged, every obligation and the failure to pay or discharge which could result in any lien or charge or right of distress, forfeiture, termination or sale or any other remedy being enforced against the Secured Assets and provide to the Vendor, when requested, satisfactory evidence of such payment and discharge, but the Corporation and the Purchaser may, on giving the Vendor such security (if any) as the Vendor may require in its discretion, refrain from paying or discharging any obligation the liability for which is being contested in good faith.

(d)  To Maintain Corporate Existence and Security:
     --------------------------------------------
     The Corporation and the Purchaser shall each, and shall together cause and ensure that each of the Secured Corporations:

(i) maintain its corporate existence and not be a party to any Corporate Reorganization;

(ii) diligently preserve all its material rights, licences, powers, privileges, franchises and goodwill;

(iii)observe and perform all material obligations and substantially comply with all conditions under real property leases, material equipment leases, licences and other agreements to which it is a party;

(iv) carry on and conduct its business in a proper and efficient manner;

(v) keep proper books of account with correct entries of all material transactions in relation to its business;

(vi) observe and conform to all requirements of law and of any governmental or municipal authority material to the carrying on by each such entity of its business, the breach of which could reasonably be expected to have a material adverse effect on the interests of the Vendor;

(vii)subject to normal wear and tear, repair and keep in repair and good order and condition all property comprising the Secured Assets;

(viii) immediately notify the Vendor in writing of any proposed change of name of such entity or of such entity's chief place of business;

(ix) keep the Vendor informed in writing as to the location of the books of account and other records of each such entity;

(x) pay all taxes, rates, government fees and dues levied, assessed or imposed upon it in an amount exceeding $25,000 as and when the same become due and payable save and except where it contests in good faith the validity thereof by proper legal proceedings and for which provision for payment adequate in the reasonable opinion of the Vendor has been made;

(xi) forthwith notify the Vendor of any default (or event, condition or occurrence which with the giving of notice and/or the lapse of time would constitute a default) in connection with any individual or aggregate indebtedness or guarantee of such entity in an amount exceeding (A) $25,000 with respect to any of the Secured Corporations and the Purchaser; and (B) $250,000 with respect to the Corporation;

(xii)advise the Vendor forthwith upon becoming aware of any default under the Indebtedness Documentation, the Guarantee and Exchange Agreement, any security or agreements given thereunder or the Share Purchase Agreement and deliver to the Vendor within three (3) days following request a certificate in form and substance satisfactory to the Vendor signed by a duly authorized signatory certifying that no such default has occurred or, if such is not the case, specifying all such defaults and their nature and status;

(xiii) promptly cure or cause to be cured any defects in the execution or delivery of any instrument and any defects in the validity or enforceability of any security given in connection with the Indebtedness Documentation and/or the Guarantee and Exchange Agreement and at its expense duly execute and deliver or cause to be duly executed and delivered all documents as may be necessary or desirable for such purposes; and

(xiv)at its cost and expense, upon the request of the Vendor, duly execute and deliver, or cause to be duly executed and delivered, to the Vendor such documents and do or cause to be done such acts as may be necessary or desirable in the reasonable opinion of the Vendor to carry out the purposes of the Indebtedness Documentation, the Guarantee and Exchange Agreement and the security given in respect thereof.

(e)  Interests in Secured Corporations:
     ---------------------------------
     The Corporation shall not sell, transfer, assign, pledge, hypothecate, secure or otherwise alienate in any manner any of its interests in the Purchaser as at the Closing Date, other than as contemplated in this
     Schedule 2.8, and the Purchaser shall not sell, transfer, assign, pledge, hypothecate, secure or otherwise alienate in any manner its direct or indirect interests in any of the Secured Corporations or their respective assets, including the Secured Assets.

(f)  Notice of Litigation and Damage:
     -------------------------------
     Each of the Corporation and the Purchaser hereby agree to promptly give written notice to the Vendor of: (i) all claims or proceedings pending or threatened against either the Corporation, the Purchaser, the Secured Corporations or their affiliates and which individually or aggregately would reasonably be expected to give rise to uninsured liability in excess of (A) $25,000 with respect to any of the Secured Corporations and the Purchaser and; (B) $100,000 with respect to the Corporation, or which would reasonably be expected to have a material adverse effect on the business or operations of any of the Corporation, the Purchaser, the Secured Corporations or their affiliates; and (ii) all damage to or loss or destruction of any property relating to the business of any of the Purchaser and the Secured Corporations which individually or aggregately would reasonably be expected to give rise to an insurance claim in excess of $25,000; and will supply the Vendor with all information reasonably requested in respect of any such claim.

(g)  Compliance:
     -----------
     Each of the Corporation and the Purchaser hereby agree to strictly comply with every covenant and undertaking governing the relationship between the Corporation, the Purchaser and the Vendor as the same may be amended from time to time and will, forthwith upon becoming aware of same, advise the Vendor of any non-compliance with such covenants and undertakings.

(h)  Access:
     ------
     Each of the Corporation and the Purchaser hereby permit the Vendor and its respective agents, employees and authorized representatives to inspect either the Corporation's, the Purchaser's or the Secured Corporations' premises from time to time and in this regard the Vendor (or any person designated by the Vendor in writing) shall have the right, upon reasonable notice to and during normal business hours of such entities to enter and have free access to visit and inspect any of the properties of such entities, to examine its corporate books and financial records and to discuss with the officers of any such entity its affairs, finances and accounts as often as may be reasonably required, but in any event no more than once a month, provided that until the occurrence of an Event of Default (as defined before) any information so obtained shall be kept strictly confidential and shall not be disclosed to any person whomsoever by the Vendor, save as required by the Vendor in exercising its rights under the Indebtedness Documentation, the Guarantees and Exchange Agreement and any security given in respect thereof or save as to its employees and professional advisors upon the same terms as to confidentiality.

(i)  Distributions on Capital Stock:
     ------------------------------
     So long as any obligation remains outstanding under the Indebtedness Documentation, neither the Corporation, the Purchaser nor any of the Secured Corporations shall (without the Vendor's prior written consent):

     (i) pay, declare or set apart for such payment, any dividend or other distribution (whether in cash, property or other securities) on shares of its capital stock; or

     (ii) directly or indirectly or through any subsidiary make any other payment or distribution in respect of its capital stock.

(j)  Borrowings:
     ----------
     So long as either the Corporation or the Purchaser have any obligation under the Guarantee and Exchange Agreement or any obligation is outstanding under the Indebtedness Documentation, none of the Purchaser or the Secured Corporations shall, without the Vendor's prior written consent, create, incur, assume or suffer to exist any liability for borrowed money, other than: (i) borrowing in existence or committed to on the date hereof and which the Vendor has been informed in writing prior to the date hereof;
     (ii) indebtedness to trade creditors incurred in the ordinary course of business; and, (iii) the proceeds of which shall be used to repay the obligations under the Indebtedness Documentation in full.

(k)  Liens:
     -----
     The Corporation and the Purchaser will use their respective best efforts to prevent any lien being filed or otherwise asserted against any real or personal property of the Purchaser or the Secured Corporations or otherwise comprising a part of the Secured Assets and will promptly cause the discharge of same in the case of any filing of claim for lien or proceedings for the enforcement thereof; provided, however, that the Corporation or the Purchaser shall have the right to contest in good faith and with reasonable diligence the validity of any such lien or claim upon furnishing such security or indemnities as the Vendor may reasonably require.

(l)  Notice of Material Change or Default:
     ------------------------------------
     The Corporation and the Purchaser shall promptly notify the Vendor if any one of the Corporation, the Purchaser or the Secured Corporations:

     (i) receives notice of any violation or potential violation of any environmental or health laws or environmental orders which may have occurred or been committed or is about to occur or be committed and which has a material adverse effect on the business or property of the Corporation, the Purchaser or the Secured Corporations;

     (ii) receives notice that any administrative or judicial complaint or order has been issued or filed or is about to be issued or filed against the Corporation, the Purchaser or the Secured Corporations or its representatives alleging violations of any environmental or health laws or environmental orders or requiring the taking of any action in connection with any hazardous substance and which has a material adverse effect on the business or property of the Corporation, the Purchaser or the Secured Corporations;

     (iii)learns of the enactment of any environmental or health laws or the issuance of any environmental orders which would reasonably be expected to have a material adverse effect on the business or property of the Corporation, the Purchaser or the Secured Corporations;

     (iv) except for any hazardous substances used by the Corporation, the Purchaser or the Secured Corporations in the ordinary course of business, knows of or suspects that any hazardous substance has been brought onto any part of the property of the Corporation, the Purchaser or the Secured Corporations or that there is any actual, threatened or potential release of any hazardous substance on, from, in or under any part of the property of the Corporation, the Purchaser or the Secured Corporations; or

     (v) defaults in the performance of any covenants contained in the Indebtedness Documentation, the Guarantee and Exchange Agreement, any Security granted in respect thereof and the Share Purchase Agreement.

(m)  Books and Records:
     -----------------
     The Corporation, the Purchaser and the Secured Corporations will maintain accounting systems and books of account in accordance with generally accepted accounting principles and practices.

3.4  Security
     --------
     The obligations of the Purchaser under the Guarantee and Exchange Agreement with respect to its guarantee of the obligations of the Secured Corporations under the Indebtedness Documentation shall be secured by all of the assets of the Purchaser, including the Purchased Shares and the Purchased Assets, on a basis which is satisfactory to the Vendor in its discretion, all as provided for in the Share Purchase Agreement.

3.5  Defaults
     --------
     The Corporation and the Purchaser agree that the Principal and Interest and all other moneys owing under the Indebtedness Documentation and the Guarantee and Exchange Agreement shall become immediately payable and any security in connection therewith shall become enforceable in each and every of the events following, each of which shall be deemed an "Event of Default" and agree to execute or cause to be executed any and all instruments as the Vendor may deem necessary to reflect same:

(a)  Payment:
     -------

     if any of the Secured Corporations makes a default in payment of the Principal or Interest owing under the Indebtedness Documentation or either the Corporation or the Purchaser makes a default in payment of any other indebtedness or liability of either of them to the Vendor when due;

(b)  Performance of Covenants:
     ------------------------
     if either the Corporation, the Purchaser or any of the Secured Corporations makes default in the observance or performance of any covenant or undertaking heretofore or hereafter given by any of them to the Vendor whether contained in the Indebtedness Documentation, the Guarantee and Exchange Agreement, the Share Purchase Agreement or otherwise and, after notice has been given to the defaulting party specifying such default, the defaulting party fails to make good such default within a period of fifteen
     (15) days;

(c)  Ownership Structure:
     -------------------
     if the ownership structure of the Purchaser and the Secured Corporations, in effect immediately following the completion of the transactions contemplated by the Share Purchase Agreement changes in any regard. Notwithstanding the foregoing, the Corporation shall be allowed to enter into transactions which have the effect of reducing its ownership interests in the Purchaser to not less than ninety percent (90%) of each class of the issued and outstanding shares in the capital stock of the Purchaser, without same constituting an Event of Default, provided that any such transaction(s) would not otherwise constitute an Event of Default;

(d)  Winding Up:
     ----------
     if an order is made or an effective resolution passed for the winding-up or liquidation of the Corporation, the Purchaser or any of the Secured
     Corporations, or if a petition is filed for the winding-up of the Corporation, the Purchaser or any of the Secured Corporations and such petition is not stayed, withdrawn or dismissed within thirty (30) days;

(e)  Insolvency:
     ----------
     if the Corporation, the Purchaser or any of the Secured Corporations becomes insolvent within the meaning of the bankruptcy or insolvency legislation applicable to any one of them;

(f)  Bankruptcy or Receivership:
     --------------------------
     if a  bankruptcy  petition  is  filed  or  presented  against  any  of  the
     Corporation, the Purchaser or the Secured Corporations; or if any proceedings with respect to the Corporation the Purchaser or the Secured Corporations are commenced under the legislation providing for arrangement with creditors or otherwise providing protection for the benefit of any of the Corporation, the Purchaser or the Secured Corporations; or if an execution, sequestration, or any other process of any court becomes enforceable against any of the Corporation, the Purchaser or the Secured Corporations or if a distress or analogous process is levied upon the property of any of the Corporation, the Purchaser or the Secured Corporations or any part thereof; unless in any such case such petition, proceeding, or process is stayed, withdrawn, dismissed or vacated, as the case may be, within ten (10) days;

(g)  Cessation of Business:
     ---------------------
     if any of the Corporation, the Purchaser or the Secured Corporations ceases or threatens to cease to carry on its business or if any of the Corporation, the Purchaser or the Secured Corporations commits or threatens to commit any act of bankruptcy;

(h)  Other Events of Default:
     -----------------------
     Each of the following events shall also constitute an Event of Default hereunder:

     (i) if any receiver, administrator or manager of the property, assets or undertaking of any of the Corporation, the Purchaser or the Secured Corporations or a substantial part thereof is appointed pursuant to the terms of any trust deed, trust indenture, debenture or similar instrument or by or under any judgment or order of any court;

     (ii) if any of the Corporation, the Purchaser or the Secured Corporations materially changes the nature of its business without the consent of the Vendor;

     (iii)if any balance sheet or other financial statement provided by any of the Corporation, the Purchaser or the Secured Corporations to the Vendor is intentionally false or misleading in any material respect;

     (iv) if any of the Corporation, the Purchaser or the Secured Corporations declares any dividends on its shares; or

     (v) if any representation or warranty made by the Corporation or the Purchaser in any instrument or in any certificate, statement or report is found to be false or incorrect in any way so as to make it materially misleading when made or when deemed to have been made.

3.6  Waiver of Default
     -----------------
     The Vendor may waive any breach by the Corporation or the Purchaser of any of the provisions contained in the Guarantee and Exchange Agreement or otherwise or any default by the Corporation or the Purchaser in the observance or performance of any covenant or condition to be observed or performed by the Corporation or the Purchaser; provided always that no act or omission by the Vendor in the premises shall extend to or be taken in any manner whatsoever to affect any subsequent breach or default or the rights resulting therefrom.

3.7  Remedies Upon Default
     ---------------------
     Upon the occurrence of an Event of Default, the Vendor may exercise any or all of its rights and remedies under the Guarantee and Exchange Agreement or otherwise and all other rights and remedies available to the Vendor in law or equity including, without limitation:

     (a) the Vendor may commence such litigation or proceedings as it may deem expedient, all without any additional notice, presentation, demand, protest or notice except as may be required by applicable law, or

     (b) take such steps as it determines advisable to enforce its rights under or pursuant to any security granted in connection with the obligations under the Indebtedness Documentation, the Guarantee and Exchange Agreement or otherwise, including entering into possession of any of the property or assets so secured, or any other action, notice of all of which is hereby expressly waived to the fullest extent permitted by applicable law by the Corporation and the Purchaser.

     The rights and remedies of the Vendor under the Guarantee and Exchange Agreement shall be cumulative and shall be in addition to and not in substitution of any other rights or remedies provided by law. Nothing contained in the Indebtedness Documentation, the Guarantee and Exchange Agreement or in any loan or security documents now or hereafter held by the Vendor with respect to the obligations under the Indebtedness Documentation, nor any act or omission of the Vendor with respect to such documents, shall in any way prejudice or affect its rights, remedies and powers with respect to any other documents.

                                  SCHEDULE "A"
                                 to Schedule 2.8

                                 EXCHANGE NOTICE

TO:  THE BAUER PARTNERSHIP, INC. ("the Corporation")

     _________The undersigned herby exercises the right to exchange $ of the ----- Principal and $ of the Interest obligations owing to it by
-----------------------------------
---------------------------------------------------------   ,  pursuant  to  the
terms of the Guarantee and Exchange Agreement entered into among the undersigned, the --- Corporation and the Purchaser (the "Guarantee and Exchange Agreement") for common shares (the "Common Shares") in the capital stock of the Corporation. All capitalized terms used herein and not otherwise defined shall have the respective meanings attributed thereto in the Guarantee and Exchange Agreement. DATED this day of , .

                                           -------------------------------------
                                           (Signature of Holder)
                                           Address of Holder:

Please have the aforementioned Common Shares registered as follows:

Name:
Address:

This Exchange Notice must be signed and surrendered to the Corporation as its offices at [[X]].